Exhibit 4.10

INDENTURE

DATED AS OF [•]

BETWEEN EQUIFAX INC.,

as Issuer

AND

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

Providing for Issuance of

Debt Securities

in Series

TABLE OF CONTENTS

		Page
ARTICLE 1 DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION		1

SECTION 101.	DEFINITIONS	1
SECTION 102.	COMPLIANCE CERTIFICATES AND OPINIONS	6
SECTION 103.	FORM OF DOCUMENTS DELIVERED TO TRUSTEE	6
SECTION 104.	ACTS OF HOLDERS	7
SECTION 105.	NOTICES, ETC., TO TRUSTEE AND COMPANY	8
SECTION 106.	NOTICE TO HOLDERS; WAIVER	8
SECTION 107.	COUNTERPARTS; EFFECT OF HEADINGS AND TABLE OF CONTENTS	8
SECTION 108.	SUCCESSORS AND ASSIGNS	9
SECTION 109.	SEVERABILITY CLAUSE	9
SECTION 110.	BENEFITS OF INDENTURE	9
SECTION 111.	GOVERNING LAW	9
SECTION 112.	LEGAL HOLIDAYS	9
SECTION 113.	IMMUNITY OF STOCKHOLDERS, DIRECTORS, OFFICERS AND AGENTS OF THE COMPANY	9
SECTION 114.	CONFLICT WITH TRUST INDENTURE ACT	10
SECTION 115.	COMMUNICATION BY HOLDERS WITH OTHER HOLDERS	10
SECTION 116.	PATRIOT ACT	10
SECTION 117.	WAIVER OF JURY TRIAL	10

ARTICLE 2 SECURITIES FORMS		10

SECTION 201.	FORMS OF SECURITIES	10
SECTION 202.	FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION	10
SECTION 203.	SECURITIES ISSUABLE IN GLOBAL FORM	11

ARTICLE 3 THE SECURITIES		11

SECTION 301.	AMOUNT UNLIMITED; ISSUABLE IN SERIES	11
SECTION 302.	DENOMINATIONS	14
SECTION 303.	EXECUTION, AUTHENTICATION, DELIVERY AND DATING	14
SECTION 304.	TEMPORARY SECURITIES	15
SECTION 305.	REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE	16
SECTION 306.	MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES	17
SECTION 307.	PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED	18
SECTION 308.	PERSONS DEEMED OWNERS	19
SECTION 309.	CANCELLATION	19
SECTION 310.	COMPUTATION OF INTEREST	19
SECTION 311.	PAYING AGENT TO HOLD MONEY IN TRUST	2

ARTICLE 4 SATISFACTION AND DISCHARGE; DEFEASANCE		20

SECTION 401.	SATISFACTION AND DISCHARGE	20
SECTION 402.	DEFEASANCE AND COVENANT DEFEASANCE	21
SECTION 403.	APPLICATION OF TRUST MONEY	22
SECTION 404.	APPLICATION OF MONIES HELD	23
SECTION 405.	RETURN OF UNCLAIMED MONIES	23

i

SECTION 905.	EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TO TRUSTEE	38

ARTICLE 10 COVENANTS		39

SECTION 1001.	PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST	39
SECTION 1002.	MAINTENANCE OF OFFICE OR AGENCY	39
SECTION 1003.	MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST	39
SECTION 1004.	EXISTENCE	40
SECTION 1005.	STATEMENT AS TO COMPLIANCE	40
SECTION 1006.	WAIVER OF CERTAIN COVENANTS	40

ARTICLE 11 REDEMPTION OF SECURITIES		41

SECTION 1101.	APPLICABILITY OF ARTICLE	41
SECTION 1102.	ELECTION TO REDEEM; NOTICE TO TRUSTEE	41
SECTION 1103.	SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED	41
SECTION 1104.	NOTICE OF REDEMPTION	42
SECTION 1105.	DEPOSIT OF REDEMPTION PRICE	42
SECTION 1106.	SECURITIES PAYABLE ON REDEMPTION DATE	43
SECTION 1107.	SECURITIES REDEEMED IN PART	43

ARTICLE 12 SINKING FUNDS		43

SECTION 1201.	APPLICABILITY OF ARTICLE	43
SECTION 1202.	SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES	44
SECTION 1203.	REDEMPTION OF SECURITIES FOR SINKING FUND	44

ARTICLE 13 REPAYMENT AT THE OPTION OF HOLDERS		44

SECTION 1301.	APPLICABILITY OF ARTICLE	44
SECTION 1302.	REPAYMENT OF SECURITIES	44
SECTION 1303.	EXERCISE OF OPTION	45
SECTION 1304.	WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE	45
SECTION 1305.	SECURITIES REPAID IN PART	45

ARTICLE 14 MEETINGS OF HOLDERS OF SECURITIES		45

SECTION 1401.	PURPOSE FOR WHICH MEETINGS MAY BE CALLED	45
SECTION 1402.	CALL, NOTICE AND PLACE OF MEETINGS	45
SECTION 1403.	PERSONS ENTITLED TO VOTE AT MEETINGS	46
SECTION 1404.	QUORUM; ACTION	46
SECTION 1405.	DETERMINATION OF VOTING RIGHTS, CONDUCT AND ADJOURNMENT OF MEETINGS	47
SECTION 1406.	COUNTING VOTES AND RECORDING ACTION OF MEETINGS	47

Reconciliation and tie between Trust Indenture Act and Indenture dated as of [●].

Trust Indenture Act Section	Indenture Section
Section 310(a)(1)	607
(a)(2)	607
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(a)(5)	607
(b)	607, 608
Section 311	607
Section 312(a)	701, 702
(b)	702
(c)	702
Section 313(a)	703
(b)	Not Applicable
(c)	703
(d)	703
Section 314(a)(1)-(3)	704
(a)(4)	104, 1005
(b)	Not Applicable
(c)(1)	102
(c)(2)	102
(c)(3)	Not Applicable
(d)	Not Applicable
(c)(1)	102
(d)	Not Applicable
(e)	102
(f)	Not Applicable
Section 315(a)	612(1)
(b)	601
(c)	612(2)
(d)	612(3)
(e)	508
Section 316(a)(last sentence)	101 (“Outstanding”)
(a)(1)(A)	507
(a)(2)	Not Applicable
(b)	902
(c)	104
Section 317(a)(1)	502
(a)(2)	311
Section 318(a)	114
(b)	Not Applicable
(c)	114

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

THIS INDENTURE, dated as of [•], between Equifax Inc., a Georgia corporation (the “Company”), having its principal office at 1550 Peachtree Street, N.W., Atlanta, Georgia 30309, and U.S. Bank Trust Company, National Association, as Trustee hereunder (the “Trustee”), having its Corporate Trust Office at 2 Concourse Parkway, Suite 800, Atlanta, Georgia 30328.

RECITALS

The Company may deem it appropriate to issue from time to time for its lawful purposes debt securities (hereinafter called the “Securities”) evidencing its indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, to be issued in one or more series as provided in this Indenture.

This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or any series thereof, as follows:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. DEFINITIONS.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article 1 have the meanings assigned to them in this Article 1, and include the plural as well as the singular;

(2) all other terms used herein that are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (as defined herein);

(4) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

(5) any reference to an “Article,” a “Clause”, a “Section” or a “Subsection” refers to an Article, Clause, Section or Subsection, as the case may be, of this Indenture; and

(6) unless otherwise provided, references to agreements and other instruments shall be deemed to include all amendments and other modifications to such agreements and instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Indenture.

“Act” when used with respect to any Holder, has the meaning specified in Section 104.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authenticating Agent” means the Trustee or any authenticating agent appointed by the Trustee pursuant to Section 611 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Bankruptcy Law” means Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors.

“Board of Directors” means any of the board of directors of the Company, any committee of that board duly authorized to act hereunder, any committee consisting of one or more directors and/or Officers of the Company duly authorized to act hereunder, or any one or more directors and/or Officers of the Company duly authorized to act hereunder.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

“Business Day” means, unless otherwise specified with respect to any Securities pursuant to Section 301, any day, other than a Saturday, a Sunday or other day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to remain closed or, when used with respect to a Place of Payment (other than The City of New York) or any other particular location referred to in this Indenture or in the Securities (other than The City of New York), any day, other than a Saturday or Sunday, that is not a day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to remained closed.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Securities Act, the Exchange Act or the Trust Indenture Act, as the case may be, then the body or respective bodies performing such duties on such date.

“Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by its Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer or any Corporate Vice President or Senior Vice President or pursuant to authority of the Board of Directors and delivered to the Trustee.

“Corporate Trust Office” means the principal office of the Trustee at which, at any particular time, its corporate trust business as it relates to this Indenture shall be administered, or at any other time at such other address as the Trustee may designate from time to time by notice to the Company and the Holders.

“covenant defeasance” has the meaning specified in Section 402(3).

“CUSIP” means the Committee on Uniform Securities Identification Procedures.

“default” means any event that is, or after notice or lapse of time or both would become, an Event of Default.

“Defaulted Interest” has the meaning specified in Section 307.

“Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

“Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

“Event of Default” has the meaning specified in Section 501.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time, or any successor thereto.

“Foreign Currency” means any currency, currency unit or composite currency, including, without limitation, the ECU, issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments.

“GAAP” means generally accepted accounting principles in the United States, consistently applied, as in effect from time to time; provided, that if the Company is required by the Commission to adopt (or is permitted to adopt and so adopts) a different accounting framework, including but not limited to the International Financial Reporting Standards, “GAAP” shall mean such new accounting framework as in effect from time to time, including, without limitation, in each case, those accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

“Global Security” means a Security evidencing all or a part of a series of Securities issued to and registered in the name of the Depositary for such series, or its nominee, in accordance with Section 305, and bearing the legend prescribed in Section 203.

“Government Obligations” means securities which are:

(a) direct obligations of the United States, for the payment of which its full faith and credit is pledged; or

(b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, and which, in either of the above cases, are not callable or redeemable at the option of the issuer thereof and also includes a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as provided by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed and as it may be supplemented or amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of a particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, “Indenture” shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may be supplemented or amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the, or those, particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

“Interest Payment Date,” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“legal defeasance” has the meaning specified in Section 402(2).

“Lien” means any mortgage, deed of trust, lien, charge, pledge, security interest, security agreement, or other encumbrance of any kind.

“Maturity Date,” when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

“Notice of Default” has the meaning specified in Section 501(3).

“Officer” means the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, any Corporate Vice President or Senior Vice President, the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company or any other officer or officers of the Company designated in writing by or pursuant to authority of the Board of Directors and delivered to the Trustee.

“Officer’s Certificate” means a certificate signed by an Officer of the Company.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company or who may be an employee of or other counsel for the Company and who shall be satisfactory to the Trustee, that is delivered to the Trustee.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity Date thereof pursuant to Section 502.

“Outstanding” when used with respect to any series of Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(2) Securities, or portions thereof, for whose payment or redemption (including repayment at the option of the Holder) money in the necessary amount has been theretofore been deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor has been made;

(3) Securities, except to the extent provided in Section 402, with respect to which the Company has effected legal defeasance and/or covenant defeasance as provided in Article 4; and

(4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculation required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 301 as of the date such Security is originally issued by the Company, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in Subsection (i) above) of such Security, and (iii) Securities owned by the Company or of any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities owned as provided in Subsection (iii) above which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“Patriot Act” has the meaning specified in Section 116.

“Paying Agent” has the meaning specified in Section 104.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Place of Payment,” when used with respect to the Securities of or within any series, means the place or places where the principal of, premium, if any, and interest on such Securities are payable as specified as contemplated by Sections 301 and 1002.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Redemption Date” means, with respect to any Security or portion thereof to be redeemed in accordance with the provisions of Article 11, the date fixed for such redemption in accordance with the provisions of Article 11.

“Redemption Price” has the meaning provided in Section 1106.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

“Repayment Date” means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

“Responsible Officer” when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such other officer’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time, and any successor thereto.

“Security” has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, “Securities” with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 307.

“Stated Maturity,” when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means for any Person, (1) any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, or one or more Subsidiaries of such Person, and (2) any other entity the accounts of which are consolidated with those of such Person pursuant to GAAP.

“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939, as amended, as in effect from time to time, and any successor thereto.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any particular series shall mean only the Trustee with respect to Securities of that series.

“United States” means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

Upon any application or request by the Company to the Trustee to take or refrain from taking any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act; provided, however, that no Opinion of Counsel shall be required in connection with (i) the issuance of Securities that are part of any series as to which such an opinion has been furnished, (ii) a request by the Company that the Trustee deliver a notice to Holders under this Indenture where the Trustee receives an Officer’s Certificate with respect to such notice or (iii) a cancellation order delivered pursuant to Section 309. Each such certificate and opinion shall be given in the form of an Officer’s Certificate, if to be given by an Officer of the Company and an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates delivered pursuant to Section 1005) shall include:

(1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such condition or covenant has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows that the certificate, opinion or representations as to such matters are erroneous.

Counsel delivering an Opinion of Counsel may also rely as to factual matters on certificates of governmental or other officials customary for opinions of the type required.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. ACTS OF HOLDERS.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section 104. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1406.

Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

The ownership of Securities shall be proved by the Security Register. As to any matter relating to beneficial ownership interests in any Global Security, the records of the Depositary and of participants in such Depositary shall be dispositive for purposes of this Indenture.

If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided, however, that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any agent to whom Securities may be presented for payment (the “Paying Agent”), any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

(1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be by facsimile or electronic transmission) to or with the Trustee at its Corporate Trust Office; or

(2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company, Attention: Chief Financial Officer.

In addition to the foregoing, the Trustee agrees to accept and act upon notices, instructions or directions pursuant to this Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. If the party elects to give the Trustee e-mail or facsimile notices, instructions or directions (or notices, instructions or directions by a similar electronic method) and the Trustee acts upon such notices, instructions or directions, the Trustee’s understanding of such notices, instructions or directions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such notices, instructions or directions notwithstanding such notices, instructions or directions conflict or are inconsistent with a subsequent written notice, instruction or direction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit notices, instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized notices, instructions or directions, and the risk or interception and misuse by third parties.

SECTION 106. NOTICE TO HOLDERS; WAIVER.

Where this Indenture provides for notice of any event to Holders of Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Securities. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Notwithstanding any other provision of this Indenture or any Security, where this Indenture or any Security provides for notice of any event (including any notice of redemption or repurchase) to a Holder of a Global Security, such notice shall be sufficiently given if given to the Depositary or its designee, including by electronic mail in accordance with accepted practices or procedures at the Depositary, no later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice.

SECTION 107. COUNTERPARTS; EFFECT OF HEADINGS AND TABLE OF CONTENTS.

This Indenture may be executed in any number of counterparts, each of which when executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture. Delivery of an executed signature page of this Indenture by facsimile or any other rapid transmission device designed to produce a written record of the communication transmitted shall be as effective as delivery of a manually executed counterpart thereof. The words “execution,” “executed,” “signed,” “signature” and words of like import in this Indenture or in any other certificate, agreement or document related to this Indenture shall include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 108. SUCCESSORS AND ASSIGNS.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors and assigns, whether so expressed or not.

SECTION 109. SEVERABILITY CLAUSE.

In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 110. BENEFITS OF INDENTURE.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture, except as may otherwise be expressly provided pursuant to Section 301 with respect to any specific Securities.

SECTION 111. GOVERNING LAW.

This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York without regard, to the extent permitted by law, to conflicts of laws principles. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

SECTION 112. LEGAL HOLIDAYS.

In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity Date of any Security or the last date on which a Holder has the right to exchange a Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security, other than a provision in the Securities of any particular series which specifically states that such provision shall apply in lieu hereof), payment of principal of, premium, if any, and interest or exchange of such security need not be made at such Place of Payment on such date, but (except as otherwise provided with respect to such Security) may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity Date, or on such last day of exchange, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity Date, as the case may be.

SECTION 113. IMMUNITY OF STOCKHOLDERS, DIRECTORS, OFFICERS AND AGENTS OF THE COMPANY.

No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer or director, as such, of the Company or any Subsidiary of the Company, or of any successor, either directly or through the Company or any Subsidiary of the Company, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.

SECTION 114. CONFLICT WITH TRUST INDENTURE ACT.

If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 115. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

Holders of Securities of any series may communicate pursuant to TIA Section 312(b) with other Holders of Securities of such series or any other series with respect to their rights under this Indenture or the Securities of such series or all series. The Company, the Trustee, the Registrar and all other persons shall have the protection of TIA Section 312(c).

SECTION 116. PATRIOT ACT.

The parties hereto acknowledge that in accordance with Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (the “Patriot Act”), the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they shall provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the Patriot Act.

SECTION 117. WAIVER OF JURY TRIAL.

EACH OF THE COMPANY, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING AS BETWEEN THE COMPANY AND THE TRUSTEE ONLY ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES.

ARTICLE 2

SECURITIES FORMS

SECTION 201. FORMS OF SECURITIES.

The Securities of each series shall be in the form established in one or more Board Resolutions and, subject to Section 303 hereof, set forth in an Officer’s Certificate, or established in one or more indentures supplemental hereto, in each case, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Securities may be listed, or to conform to usage.

Subject to Section 304, the definitive Securities shall be printed, lithographed or engraved, or produced by any combination of these methods, on a steel engraved border or steel engraved borders or mechanically reproduced on safety paper or may be produced in any other manner, all as determined by the Officer executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION.

Subject to Section 611, the Trustee’s certificate of authentication shall be in substantially the following form: This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. Bank Trust Company, National Association, as Trustee

Dated:	By:
Authorized Signatory

SECTION 203. SECURITIES ISSUABLE IN GLOBAL FORM.

If Securities of or within a series are issuable in the form of one or more Global Securities, any such Global Security or Securities may provide that it or they shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of any Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner or by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Global Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Global Security shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

The provisions of the last sentence of Section 303 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Global Security shall be made to the Person or Persons specified therein.

Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent Global Security, the Holder of such permanent Global Security in registered form.

Any Global Security authenticated and delivered hereunder shall bear a legend, in addition to any other legend or legends permitted by Section 201, in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND, UNLESS AND UNTIL IT IS EXCHANGED FOR SECURITIES IN DEFINITIVE FORM AS AFORESAID, MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ITS NOMINEE TO A SUCCESSOR DEPOSITARY OR ITS NOMINEE.

ARTICLE 3

THE SECURITIES

SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.

The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

(1) The form and title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

(2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 1107 or 1305); provided, however, that the authorized aggregate principal amount of such series may from time to time be increased above such amount by a Board Resolution to such effect;

(3) the date or dates, or the method by which such date or dates will be determined, on which the Securities will be issued and on which principal of and premium, if any, on the Securities of the series shall be payable or the method of determination thereof;

(4) the rate or rates (which may be fixed or variable, or a combination thereof) at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date for the interest payable on any Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

(5) the place or places where the principal of, premium, if any, and interest, if any, payable in respect of, Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer or exchange and notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

(6) the period or periods within which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

(7) the obligation, if any, and the option, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

(8) if other than minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, the denominations in which any Securities of the series shall be issuable;

(9) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent for the Securities of the series;

(10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity Date thereof pursuant to Section 502, or the method by which such portion shall be determined;

(11) if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated and the manner of determining the equivalent thereof in Dollars for purposes of the definition of “Outstanding” in Section 101;

(12) whether the amount of payments of principal of, premium, if any, and interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

(13) whether the principal of, premium, if any, and interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

(14) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

(15) any deletions from, modifications of or additions to the defined terms, Events of Default or covenants of the Company or other provisions of this Indenture with respect to Securities of the series, whether or not such defined terms, Events of Default, covenants or other provisions are consistent with the defined terms, Events of Default, covenants or other provisions set forth herein;

(16) whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Securities of the series are to be issuable as a Global Security, the identity of the Depositary for such series;

(17) the Person to whom any interest on any Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest the manner in which, and the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

(18) the applicability, if any, of Section 402 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article 4;

(19) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

(20) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

(21) the terms and conditions, if any, upon which the Securities of the series may be convertible into or exchangeable for capital stock or other securities and the terms and conditions upon which such conversion or exchange may be effected, including, without limitation, the initial conversion or exchange price or rate (or manner of calculation thereof), the portion that is convertible or exchangeable or the method by which any such portion shall be determined, the conversion or exchange period, provisions as to whether conversion or exchange will be at the option of the holders or at the option of the Company, the events requiring an adjustment of the conversion or exchange price and provisions affecting conversion or exchange in the event of the redemption of such Securities;

(22) whether such Securities will be secured or unsecured and if secured, the nature of the collateral securing the Securities;

(23) whether such Securities will be guaranteed by any Person or Persons and, if so, the identity of such Person or Persons, the terms and conditions upon which such Securities shall be guaranteed and, if applicable, the terms and conditions upon which such guarantees may be subordinated to other indebtedness of the respective guarantors;

(24) the ranking of such Securities;

(25) if other than as set forth in Article 4, provisions relating to the satisfaction and discharge of this Indenture;

(26) the exchanges, if any, on which the Securities may be listed;

(27) any and all other terms with respect to such series, including, but not limited to, any terms that may be required by or advisable under U.S. laws or regulations or otherwise included in connection with the marketing of the Securities of that series.

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officer’s Certificate referred to above or in any such indenture supplemental hereto. Accordingly, the terms of any Security of a series may differ from the terms of other Securities of the same series, if and to the extent provided pursuant to this Section. The matters referenced in any or all of Clauses (1) through (27) above may be established and set forth or determined as aforesaid with respect to all or any specific Securities of a series (in each case to the extent permitted by the Trust Indenture Act).

Any such Board Resolution or Officer’s Certificate referred to above with respect to Securities of any series filed with the Trustee on or before the initial issuance of the Securities of such series shall be incorporated herein by reference with respect to Securities of such series and shall thereafter be deemed to be a part of this Indenture for all purposes relating to Securities of such series as fully as if such Board Resolution or Officer’s Certificate were set forth herein in full.

All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for increases in the aggregate principal amount of such series of Securities and issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the series.

SECTION 302. DENOMINATIONS.

The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

The Securities shall be executed on behalf of the Company by its Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer, one of its Corporate Vice Presidents or Senior Vice Presidents or its Treasurer. The signature of any of these Officers on the Securities may be manual, electronic or facsimile.

Securities bearing the manual, electronic or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 602) shall be fully protected in relying upon, an Opinion of Counsel stating:

(1) if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

(2) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

(3) that such Securities, when authenticated by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles or other customary exceptions.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will adversely affect the Trustee’s own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary, unless the Trustee reasonably determines otherwise, for the Company to deliver a Board Resolution, Officer’s Certificate or supplemental indenture otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to the third paragraph of this Section at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security (including a Global Security) shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304. TEMPORARY SECURITIES.

Pending the preparation of definitive Securities of any series, the Company may execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the Officer executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

Except in the case of temporary Securities (which shall be exchanged as otherwise provided herein or as otherwise provided in or pursuant to a Board Resolution or supplemental indenture), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

The Company shall cause to be kept at the Corporate Trust Office or other designated office of the Trustee or in any office or agency of the Company in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of the Company in a Place of Payment being herein sometimes referred to collectively as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee, at its Corporate Trust Office, is hereby initially appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities on such Security Register as herein provided. The Company may at any time replace such Security Registrar, change such office or agency or act as its own Security Registrar. The Company will give prompt written notice to the Trustee of any change of the Security Registrar or of the location of such office or agency. At all reasonable times the Security Register shall be available for inspection by the Trustee.

Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Security of any series at any office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions.

Subject to the provisions of this Section 305, at the option of the Holder, Securities of any series (except a Global Security) may be exchanged for other Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any such Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer (including evidence of title and identity) in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 1107 or 1305 or the second sentence of the third preceding paragraph not involving any transfer.

Neither the Company nor the Trustee shall be required to (1) issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before the mailing or first publication, as the case may be, of notice of redemption of such Securities and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (2) register the transfer of or exchange any Security, or portion thereof, so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (3) issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

(1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

(2) Notwithstanding any other provision in this Indenture, and subject to such applicable provisions, if any, as may be specified as contemplated by Section 301, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global

Security or has ceased to be a clearing agency registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days after the Company’s receipt of such notice, (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security and the Security Registrar has received a request from the Depositary to issue certificated securities in lieu of the Global Security, (iii) the Company shall determine in its sole discretion that Securities of a series issued in global form shall no longer be represented by a Global Security, or (iv) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301, then in any such case, such Global Security may be exchanged by such Depositary for definitive Securities of the same series, of any authorized denomination and of a like aggregate principal amount and tenor, registered in the names of, and the transfer of such Global Security or portion thereof may be registered to, such Persons as such Depositary shall direct. If the Company designates a successor Depositary pursuant to Clause (1) above, such Global Security shall promptly be exchanged in whole for one or more other Global Securities registered in the name of the successor Depositary, whereupon such designated successor shall be the Depositary for such successor Global Security or Global Securities and the provisions of Clauses (1), (2), (3) and (4) of this Section shall continue to apply thereto.

(3) Subject to Clause (2) above and to such applicable provisions, if any, as may be specified as contemplated by Section 301, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

(4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

If any mutilated Security is surrendered to the Trustee or the Company, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding and shall cancel and dispose of such mutilated Security in accordance with its customary procedures.

If there shall be delivered to the Company and to the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Security and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section 306 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in the relevant Security Register; provided, however, that, except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, each installment of interest on any Security may at the Company’s option be paid by (1) mailing a check for such interest payable to or upon the written order of the Person entitled thereto, to the address of such Person as it appears on the Security Register or (2) wire transfer to an account maintained by the payee located inside the United States.

Unless otherwise provided as contemplated by Section 301, every permanent Global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to the Depositary with respect to that portion of such permanent Global Security held for its account by the Depositary or its nominee, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election, in each case as provided in Clause (1) or (2) below:

(1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106 not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been given as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section 307 and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

For each series of Securities, the Company shall, prior to noon, New York City time, on each payment date for principal of, premium, if any, and interest, if any, deposit with the Trustee money in immediately available funds sufficient to make cash payments due on the applicable payment date.

In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or made available for payment) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable. Notwithstanding the foregoing, the terms of any Security that may be converted may provide that the provisions of this paragraph do not apply, or apply with such additions, changes or omissions as may be provided thereby, to such Security.

SECTION 308. PERSONS DEEMED OWNERS.

Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and interest, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any such Person, or upon such Person’s order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for money payable upon any such Security.

No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security and such Depositary (or its nominee) shall be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

SECTION 309. CANCELLATION.

All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 309, except as expressly permitted by this Indenture. Cancelled Securities held by the Trustee shall be returned to the Company.

SECTION 310. COMPUTATION OF INTEREST.

Except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

SECTION 311. PAYING AGENT TO HOLD MONEY IN TRUST.

The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust, for the benefit of Holders of Securities of any series, or the Trustee, all money held by the Paying Agent for the payment of principal of or interest on such the Securities of such series, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of Holders of Securities of any Series all money held by it as Paying Agent. Upon any bankruptcy, reorganization or similar proceeding with respect to the Company, the Trustee shall serve as Paying Agent for the Securities.

ARTICLE 4

SATISFACTION AND DISCHARGE; DEFEASANCE

SECTION 401. SATISFACTION AND DISCHARGE.

This Indenture shall, upon a Company Request, cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to (i) rights hereunder of Holders of the Securities of such series to receive all amounts owing upon the Securities of such series and the other rights, duties and obligations of Holders of the Securities of such series, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee, (ii) the rights, obligations and immunities of the Trustee hereunder and (iii) as provided below in this Section 401), and the Trustee, upon demand of and at the expense of the Company, shall execute instruments in form and substance satisfactory to the Trustee and the Company acknowledging satisfaction and discharge of this Indenture when:

(1) either

(i) all Securities of such series theretofore authenticated and delivered (other than (A) Securities which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 406) have been delivered to the Trustee for cancellation; or

(ii) all Securities of such series not theretofore delivered to the Trustee for cancellation

(A) have become due and payable, or

(B) will become due and payable at their Maturity Date within one year, or

(C) are to be called for redemption on a Redemption Date within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee, as trust funds in trust for such purpose, money in the currency in which such Securities are denominated (except as otherwise provided pursuant to Section 301) in an amount sufficient to pay and discharge the entire indebtedness on the Securities of such series not theretofore delivered to the Trustee for cancellation, including the principal of, premium, if any, and interest on such Securities, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity Date or such Redemption Date, as the case may be;

(2) the Company has paid or caused to be paid all other sums payable to the Trustee hereunder by the Company with respect to such Securities; and

(3) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, if money shall have been deposited with the Trustee pursuant to this Section 401, then the provisions of Sections 305, 306, 309, 607, 608(5), 1002 and 1003 and this Article 4 (other than Section 402) and, if the Securities of such series will be paid on a Redemption Date, Article 11 shall survive and remain in full force and effect.

SECTION 402. DEFEASANCE AND COVENANT DEFEASANCE.

(1) The Company may at its option by Board Resolution, at any time, elect to have Section 402(2) or Section 402(3) be applied to the Outstanding Securities of any particular series specified in such Board Resolution upon compliance with the conditions set forth below in this Section 402.

(2) Upon the Company’s exercise (if any) of the above option applicable to this Section 402(2), the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth in this Section 402(2) are satisfied (hereinafter, “legal defeasance”). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series, which shall thereafter be deemed to be “Outstanding” only for the purposes of Sections 403 and 404 and the other provisions of this Indenture referred to below in this paragraph, and to have satisfied all of its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions hereof, which shall survive such legal defeasance and remain in full force and effect with respect to the Securities of such series: (i) the rights of Holders of the Securities of such series to receive, solely from the trust fund described in Section 402(4)(i), payments in respect of the principal of, premium, if any, and interest on the Securities of such series when such payments are due, (ii) the provisions of Sections 304, 305, 306, 1002 and 1003, and (iii) the rights, obligations and immunities of the Trustee hereunder. The Company may exercise its option under this Section 402(2) notwithstanding the prior exercise of its option under Section 402(3).

(3) Upon the Company’s exercise (if any) of the above option applicable to this Section 402(3) with respect to the Securities of any particular series, (a) the Company shall be released from its obligations under Sections 703, 801, 1004, 1005 and any covenants provided pursuant to Section 301(15), 901(2) or 901(7) for the benefit of the Holders of such Securities and (b) the occurrence of any event specified in Section 501(3) or 501(6) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 402(4) are satisfied (hereinafter called “covenant defeasance”). For this purpose, such covenant defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

(4) The following shall be the conditions to the effectiveness of legal defeasance pursuant to Section 402(2) and covenant defeasance pursuant to Section 402(3), to any Outstanding Securities of a series:

(i) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) an amount in U.S. dollars, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of, premium, if any, and interest on such Securities, money in an amount, or (C) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal of, premium, if any, and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and interest on such Securities on the Stated Maturity of such principal or installment of principal of, premium, if any, and interest in accordance with the terms of this Indenture and such Securities.

(ii) (a) In the case of legal defeasance pursuant to Section 402(2) with respect to Securities of a particular series, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the beneficial owners of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred. (b) In the case of covenant defeasance pursuant to Section 402(3), the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee to the effect that the beneficial owners of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

(iii) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company is a party or by which it is bound, or if such breach or default would occur, which is not waived as of, and for all purposes, on and after, the date of such deposit.

(iv) No Event of Default or event which is, or after notice or lapse of time or both would become, an Event of Default shall have occurred and be continuing at the time of such deposit (other than such event or Event of Default (if any) resulting from the incurrence of indebtedness or the grant of liens securing such indebtedness, all or a portion of the proceeds of which will be applied to such deposit).

(v) The Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such legal defeasance or covenant defeasance have been complied with.

(vi) Such legal defeasance or covenant defeasance will not cause any securities listed on any registered national securities exchange under the Exchange Act to be delisted.

(5) The Company shall pay and indemnify the Trustee against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section 402 of the principal of, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Securities.

(6) Anything in this Section 402 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon a Company Request any money or Government Obligations (or any proceeds therefrom) held by it as provided in Sections 402(2)(i) and 402(3), which are in excess of the amount thereof which would then be required to be deposited to effect a legal defeasance or covenant defeasance, as applicable, in accordance with this Section 402.

SECTION 403. APPLICATION OF TRUST MONEY.

Subject to the provisions of Section 405, all money and Government Obligations (and proceeds therefrom) deposited with the Trustee pursuant to Section 401 or 402 in respect of Outstanding Securities of any series shall be held in trust and applied by it, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company or any of its Affiliates or Subsidiaries) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest for whose payment such money has or Government Obligations have been deposited with or received by the Trustee; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

All money deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of such Securities subsequently converted into other property shall be returned to the Company upon Company Request. The Company may direct by a Company Order the investment of any money deposited with the Trustee pursuant to Section 401, without distinction between principal and income, in (1) United States Treasury Securities with a maturity of one year or less or (2) a money market fund that invests solely in short term United States Treasury Securities (including money market funds for which the Trustee or an affiliate of the Trustee serves as investment advisor, administrator, shareholder, servicing agent and/or custodian or sub-custodian, notwithstanding that (a) the Trustee charges and collects fees and expenses from such funds for services rendered and (b) the Trustee charges and collects fees and expenses for services rendered pursuant to this Indenture at any time), and from time to time the Company may direct the reinvestment of all or a portion of such money in other securities or funds meeting the criteria specified in Clause (1) or (2) of this Section.

SECTION 404. APPLICATION OF MONIES HELD.

Subject to the provisions of Section 405, the Trustee or a Paying Agent shall hold in trust, for the benefit of the Holders of Securities of a particular series, all money and Government Obligations (and proceeds therefrom) deposited with it pursuant to Sections 401 and 402 shall apply the deposited money and Government Obligations (and proceeds therefrom) in accordance with this Indenture and such Securities to the payment of the principal of, premium, if any, and interest on such Securities.

SECTION 405. RETURN OF UNCLAIMED MONIES.

Subject to the restrictions of applicable law, the Trustee and each Paying Agent shall pay to the Company upon request any money held by them for the payment of principal of, premium, if any, and interest that remains unclaimed for two years after a right to such money has matured; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment may, at the expense of the Company, cause to be mailed to each Holder entitled to such money, notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 calendar days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to that money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and the Trustee and each Paying Agent shall be relieved of all liability with respect to such money.

SECTION 406. REINSTATEMENT.

If the Trustee or any Paying Agent is unable to apply any moneys or Government Obligations deposited pursuant to Section 401(1)(i) or 402(4)(i) to pay any principal of, premium, if any, and interest on the Securities of a particular series by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under this Indenture and such Securities shall be revived and reinstated as though no such deposit had occurred, until such time as the Trustee or Paying Agent is permitted to apply all such moneys and Government Obligations to pay the principal of, premium, if any, and interest on such Securities as contemplated by Section 401 or 402, as the case may be, and Section 403; provided, however, that if the Company makes any payment of the principal of, premium, if any, and interest on such Securities following the reinstatement of its obligations as aforesaid, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the funds held by the Trustee or Paying Agent in trust.

ARTICLE 5

REMEDIES

SECTION 501. EVENTS OF DEFAULT.

Except as may otherwise be provided pursuant to Section 301 for Securities of any series, an “Event of Default”, wherever used herein or in a Security issued hereunder with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of any interest on the Securities of such series when such interest becomes due and payable and continuance of such default for a period of 30 days;

(2) default in the payment of any principal of or premium, if any, or any Redemption Price due with respect to the Securities of such series, when due and payable, on the Maturity Date, upon acceleration, upon redemption or otherwise;

(3) default in the observance or performance of any other covenant or agreement of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series) and continuance of such default for a period of 90 days after the Company receives written notice specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding and stating that such notice is a “Notice of Default” hereunder;

(4) the Company pursuant to or under or within meaning of any Bankruptcy Law:

(i) commences a voluntary case; or

(ii) consents to the entry of an order for relief against it in an involuntary case; or

(iii) consents to the appointment of any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law of it or for all or substantially of its property; or

(iv) makes a general assignment for the benefit of creditors; or

(5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i) is for relief against the Company in an involuntary case; or

(ii) appoints a trustee, receiver, liquidator, custodian or other similar official of the Company or for all or substantially all of its property; or

(iii) orders the liquidation of the Company;

and, in each case, the order or decree remains unstayed and in effect for 90 calendar days; and

(6) any other Event of Default provided as contemplated by Section 301 with respect to Securities of that series.

If an Event of Default (other than an Event of Default specified in Section 501(4) and Section 501(5)) with respect to Securities of any series at the time Outstanding occurs and is continuing, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if given by Holders of Securities), specifying the respective Event of Default and that such notice is a “notice of acceleration,” may declare the principal amount of and premium, if any, as applicable, and interest accrued and unpaid on, all the Securities of such series to be immediately due and payable, and upon any such declaration the same shall be immediately due and payable.

If an Event of Default specified in Section 501(4) or Section 501(5) occurs and is continuing, then the principal of, premium, if any, and interest accrued and unpaid on all the Securities of such series shall be immediately due and payable without any declaration or other action on the part of the Trustee or any Holder of Securities of such series.

If, at any time after the principal of, premium, if any, and interest on the Securities of a particular series shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, Holders of not less than a majority in aggregate principal amount of the Securities of such series then Outstanding on behalf of the Holders of all of the Securities of such series then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences, subject in all respects to Section 507, if: (a) all Events of Default, other than the nonpayment of the principal of, premium, if any, and interest that have become due solely because of such acceleration, have been cured or waived; (b) the Company shall have deposited with the Trustee a sum sufficient to pay all overdue interest, including interest on overdue principal and (to the extent that payment of such interest is lawful) overdue installments of interest, and all principal which has become due otherwise than by such acceleration; and (c) the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances pursuant to Section 606. No such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon.

In case the Trustee shall have proceeded to enforce any right under this Indenture with respect to the Securities of a particular series and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders of the Securities of such series, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Holders of the Securities of such series, and the Trustee shall continue as though no such proceeding had been taken.

Anything herein to the contrary notwithstanding, interest on any overdue installments of principal of and premium, if any, as applicable, and (to the extent that payment of such interest is lawful) interest on the Securities of a particular series shall accrue and be payable at the same rate as interest is otherwise payable on such Securities.

SECTION 502. PAYMENTS OF SECURITIES ON DEFAULT; SUIT THEREFOR.

The Company covenants that in the case of an Event of Default with respect to Securities of a particular series pursuant to Section 501(1) or 501(2), upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of such series, (i) the whole amount that then shall be due and payable on all such Securities for principal of, premium, if any, and interest, as the case may be, with interest upon overdue principal and (to the extent that payment of such interest is enforceable under applicable law) the overdue installments of accrued and unpaid interest at the rate borne by such Securities from the required payment date and, (ii) in addition thereto, any amounts due the Trustee under Section 606. Until such demand by the Trustee, the Company may pay the principal of, premium, if any, and interest on the Securities to the registered Holders, whether or not such payments in respect of the Securities are overdue.

In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such final judgment or final decree against the Company or any other obligor on the Securities of such series and collect in the manner provided by law out of the property of the Company or any other obligor on the Securities of such series wherever situated the monies adjudged or decreed to be payable.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities of any particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal of, premium, if any, and interest on such Securities shall be entitled and empowered, by intervention in such proceeding or otherwise: (1) to file and prove a claim for the whole amount of principal of, premium, if any, and interest (including interest on overdue principal and (to the extent that payment of such interest is lawful) overdue interest) and including the Redemption Price upon redemption pursuant to Article 11, owing and unpaid in respect of such Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Securities allowed in such judicial proceeding, and (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of such Securities to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of such Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security of any series any plan of reorganization, arrangement, adjustment or composition affecting the Securities of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of Securities of such series in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders of Securities, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors’ committee.

All rights of action and of asserting claims under this Indenture, or under the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities of such series.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of the Securities parties to any such proceedings.

SECTION 503. APPLICATION OF MONIES COLLECTED BY TRUSTEE.

Any monies collected by the Trustee pursuant to this Article 5 shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Securities, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

FIRST:

To the payment of costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel all other amounts due the Trustee and any predecessor Trustee under Section 606;

SECOND:

To the payment of the amounts then due and unpaid upon the Securities for principal of, premium, if any, and interest in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on the Securities for principal of, premium, if any, and interest, respectively; and

THIRD:	To the payment of the remainder, if any, to the Company.

SECTION 504. PROCEEDINGS BY HOLDERS OF SECURITIES.

No Holder of any Security of any series shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, except in the case of a default in the payment of principal of, premium, if any, and interest on such Securities, unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series, as hereinbefore provided, (b) the Holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, liabilities or expenses to be incurred therein or thereby, (c) the Trustee for 60 calendar days after the receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding and (d) no direction inconsistent with such written request shall have been given to the Trustee by Holders of a majority in aggregate principal amount of Securities of such series then Outstanding in accordance with Section 507; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities (except as otherwise provided herein). For the protection and enforcement of this Section 504, each and every Holder of Securities and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of this Indenture and any provision of any Security of any series, the right of any Holder of any Security of any series to receive payment of the principal of, premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security or in the event of redemption, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company, shall not be impaired or affected without the consent of such Holder.

SECTION 505. PROCEEDINGS BY TRUSTEE.

If an Event of Default occurs and is continuing with respect to the Securities of any particular series, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of such Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 506. REMEDIES CUMULATIVE AND CONTINUING.

To the extent permitted by law, all powers and remedies given by this Article 5 to the Trustee or to the Holders of Securities of any particular series shall be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any Securities of any particular series to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 504, every power and remedy given by this Article 5 or by law to the Trustee or to the Holders of such Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of such Securities.

SECTION 507. DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF HOLDERS OF SECURITIES.

The Holders of not less than a majority in aggregate principal amount of the Securities of a particular series at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and (c) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of such Securities not joining therein, it being understood that (subject to Section 602) the Trustee shall have no duty to ascertain whether or not such actions or forbearance are unduly prejudicial to such Holders.

The Holders of a majority in aggregate principal amount of the Securities of any particular series at the time Outstanding may, on behalf of the Holders of all of the Securities of such series, waive any past default or Event of Default with respect to Securities of such series hereunder and its consequences except (i) a default in the payment of the principal of, premium, if any, and interest on the Securities of such series, or (ii) a default in respect of a covenant or provisions hereof, which under Article 9 cannot be modified or amended without the consent of the Holders of all Securities of such series then Outstanding or each Security of such series affected thereby.

Upon any such waiver, such default with respect to such Securities shall cease to exist, and any Event of Default with respect to such Securities arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default with respect to such Securities or impair any right consequent thereon.

SECTION 508. UNDERTAKING TO PAY COSTS.

All parties to this Indenture agree, and each Holder of a Security of any particular series by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 508 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder of Securities of such series, or group of Holders of such series, holding in the aggregate more than ten percent in principal amount of the Securities of such series at the time Outstanding, or to any suit instituted by any Holder of Securities of such series for the enforcement of the payment of the principal of, premium, if any, and interest on such Security on or after the due date expressed in such Security.

ARTICLE 6

THE TRUSTEE

SECTION 601. NOTICE OF DEFAULTS.

Within 90 calendar days after the occurrence of any default with respect to the Securities of any series that is known to the Trustee, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security of a particular series, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities of such series; and provided further that in the case of any default or breach with respect to Securities of any series of the character specified in Section 501(3), no such notice to Holders of Securities of such series shall be given until at least 90 days after the occurrence thereof.

SECTION 602. CERTAIN RIGHTS OF TRUSTEE.

Subject to the provisions of TIA Section 315(a) through 315(d):

(1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate, statement, instrument, Opinion of Counsel, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(4) before the Trustee acts or refrains from acting, the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Outstanding Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Holders or, if paid by the Trustee, shall be repaid by the Holders upon demand. The Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company relevant to the facts or matters that are the subject of its inquiry, personally or by agent or attorney;

(7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

(9) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

(10) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful misconduct;

(11) except for (i) a default under Sections 501(1) or 501(2) hereof, or (ii) any other event of which a Responsible Officer of the Trustee has “actual knowledge” and which event constitutes or, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture with respect to Securities of any particular series, the Trustee shall not be deemed to have notice of any default or Event of Default unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding; as used herein, the term “actual knowledge” means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto; and

(12) the Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail (PDF only), facsimile transmission or other similar unsecured electronic methods; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing designated persons with the authority to provide such instructions, which incumbency certificate shall be amended whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee e-mail or facsimile transmission instructions (or instructions by a similar electronic method) and the Trustee in its sole and absolute discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, damages, costs, fees or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or inconsistency with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, and the risk of interception by third parties.

The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Except during the continuance of an Event of Default, the Trustee undertakes to perform only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. Other than with respect to Section 1001, the Trustee will have no duty to monitor, inquire as to or ascertain compliance with the covenants set forth in Article 10 or in indentures supplemental hereto in accordance with Article 9.

SECTION 603. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

The recitals contained herein and in the Securities, except the Trustee’s certificate of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 604. MAY HOLD SECURITIES.

The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

SECTION 605. MONEY HELD IN TRUST.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 606. COMPENSATION AND REIMBURSEMENT.

The Company agrees:

(1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation as shall be agreed in writing between the parties for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct, and the Trustee shall provide the Company reasonable notice of any expenditure not in the ordinary course of business; and

(3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Sections 501(4) or 501(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a Lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, and interest on any Securities. The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

SECTION 607. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; CONFLICTING INTERESTS.

There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee.

If and when the Trustee shall be or become a creditor of the Company or any other obligor under the Securities, the Trustee shall be subject to the provisions of the TIA regarding the collection of claims against the Company or any such other obligor, as the case may be.

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

SECTION 608. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

(1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

(2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(3) The Trustee may be removed upon thirty days’ written notice with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

(4) If at any time:

(i) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

(ii) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

(iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee, or (B) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

(5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of securities of such series and accepted appointment in the manner hereinafter provided, any Holder of Securities of such series who has been a bona fide Holder of Securities of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(6) Subject to Section 1002, the Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee to the Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to such series and the address of its Corporate Trust Office.

SECTION 609. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

(1) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

(2) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee shall execute and deliver an indenture supplemental hereto, pursuant to Article 9 hereof, wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring as to all Outstanding Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to Securities of that or those series to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(3) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section 609, as the case may be.

(4) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

SECTION 611. APPOINTMENT OF AUTHENTICATING AGENT.

At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof, and such Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States or of any state or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 106 by mailing or causing to be mailed such notice to the Holders of Securities of such series as they appear on the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

Except with respect to an Authenticating Agent appointed at the request of the Company, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication substantially in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
as Authenticating Agent

By:
as Authenticating Agent

Dated:

SECTION 612. CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.

(1) With respect to the Securities, except during the continuance of an Event of Default with respect to any particular series of Securities:

(i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and imposed by the Trust Indenture Act and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but shall not be under any duty to verify the contents or accuracy thereof.

(2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) this Subsection shall not be construed to limit the effect of Subsection (1) of this Section;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable to Holders of Securities of any particular series with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(v) except as explicitly specified otherwise herein, the Company will be responsible for making all calculations required under this Indenture and the Securities. The Company will make all these calculations in good faith and, absent manifest error, the Company’s calculations will be final and binding on Holders of the Securities. The Company will provide a schedule of its calculations to the Trustee, and the Trustee is entitled to rely upon the accuracy of the Company’s calculations without independent verification. The Trustee will forward the Company’s calculations to any Holder of the Securities upon request.

(4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 612.

ARTICLE 7

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. COMPANY TO FURNISH NAMES AND ADDRESSES OF HOLDERS.

The Company will furnish or cause to be furnished to the Trustee:

(1) semi-annually, not more than 15 days after each Regular Record Date, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date; and

(2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar for the Securities of a series, no such list need be furnished with respect to such series of Securities.

SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

Subject to compliance with its obligations pursuant to Section 312 of the Trust Indenture Act, the Trustee (i) shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar and (ii) may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or the Securities, and the corresponding rights and privileges of the Trustee shall be as provided by the Trust Indenture Act.

Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. REPORTS BY TRUSTEE.

The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. As promptly as practicable after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 of each year, the Trustee shall deliver to each Holder a brief report dated as of May 15 that complies with Trust Indenture Act Section 313(a). The Trustee also shall comply with Trust Indenture Act Section 313(b). Prior to delivery to the Holders, the Trustee shall deliver to the Company a copy of any report it delivers to Holders pursuant to this Section.

A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange and automated quotation system, if any, upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange or automated quotation system.

SECTION 704. REPORTS BY THE COMPANY.

Except as otherwise established in or pursuant to a Board Resolution or an Officer’s Certificate or in another manner specified as contemplated by Section 301 for such Securities, the Company shall file with the Trustee, within 15 days after the Company files the same with the Commission, copies of the annual reports and the information, documents and other reports, if any, that it is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act or pursuant to § 314 of the Trust Indenture Act.

All required information, documents and reports referred to in this Section 704 shall be deemed filed with the Trustee at the time such information, documents and other reports are publicly filed with the Commission; provided, however, that the Trustee shall have no obligation whatsoever to determine whether or not such information, documents or reports have been so filed. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officer’s Certificate).

ARTICLE 8

CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

SECTION 801. COMPANY MAY CONSOLIDATE ON CERTAIN TERMS.

(1) The Company shall not merge into or consolidate with any other Person or Persons or sell, lease, transfer, convey or otherwise dispose of its properties and assets substantially as an entirety to any other Person or Persons, unless:

(i) in the case of a merger, (A) the Company is the surviving Person, or (B) the Person formed by such consolidation with or into which the Company is merged or the Person which acquires by sale, transfer, or conveyance, or which leases, the properties and assets of the Company substantially as an entirety is a corporation organized under the laws of the United States, any state thereof or the District of Columbia and expressly assumes, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the Company’s obligation for the due and punctual payment of the principal of, premium, if any, and interest on the Securities and the performance and observance of the covenants and conditions of all of the Securities and this Indenture on the part of the Company to be performed or observed;

(ii) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

(iii) the Company or the successor Person, as the case may be, shall have delivered to the Trustee an Officer’s Certificate and Opinion of Counsel stating that such consolidation, merger, sale, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

(2) The restrictions in Section 801(l) hereof shall not be applicable to the merger, amalgamation, arrangement or consolidation of the Company with a Subsidiary of the Company if the Company’s Board of Directors determines in good faith that the purpose of such transaction is principally to change the state of incorporation of the Company or convert the form of organization of the Company to another form.

SECTION 802. COMPANY SUCCESSOR TO BE SUBSTITUTED.

Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, transfer, lease or other conveyance of its properties and assets substantially as an entirety in accordance with Section 801(1), the successor Person formed by such consolidation or into which the Company is merged or to which such sale, transfer, lease or other conveyance is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease (where the Company is the lessor), the predecessor Person shall be released of all obligations to pay principal of, premium, if any, and interest on the Securities and all other obligations and covenants under the Indenture and the Securities.

ARTICLE 9

SUPPLEMENTAL INDENTURES

SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS OF SECURITIES.

The Company, when authorized by a Board Resolution, and the Trustee may from time to time, and at any time, enter into an indenture or indentures supplemental hereto without the consent of any Holder of the Securities for any of the following purposes:

(1) to cure any ambiguity, defect or inconsistency;

(2) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act;

(3) to evidence and provide for the acceptance of appointment by a successor trustee;

(4) to conform the terms of this Indenture and/or the Securities to any provision or other description of the Securities contained in the applicable prospectus and any applicable prospectus supplement;

(5) to provide for the assumption by a successor corporation, partnership, trust or limited liability company of the Company’s obligations under this Indenture and the Securities, in each case in compliance with the provisions thereof;

(6) to establish the form or terms of Securities of any series as permitted by Section 201 or 301;

(7) to comply with the rules of any applicable Depository;

(8) to make any change that would provide any additional rights or benefits to the Holders of the Securities of all or any series (including to secure the Securities of such series, add guarantees with respect thereto, transfer any property to or with the Trustee, add to the Company’s covenants for the benefit of the Holders of the Securities of such series, add any additional Events of Default, or surrender any right or power conferred upon the Company);

(9) to make any other change hereunder that does not adversely affect the legal rights hereunder of any Holder of the Securities of any series in any respect; or

(10) to supplement any provision of this Indenture as shall be necessary to permit or facilitate the defeasance or discharge of the Securities of all or any series in accordance with this Indenture; provided that such action shall not adversely affect the interests of any Holder of the Securities of any series in any material respect.

Upon the written request of the Company, accompanied by Board Resolutions authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 901 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 902.

SECTION 902. SUPPLEMENTAL INDENTURE WITH CONSENT OF HOLDERS OF SECURITIES.

With the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities of each series affected by such supplemental indenture voting separately (including consents obtained in connection with a tender offer or exchange for Securities), the Company, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or modifying in any manner the rights of the Holders of the Securities; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each such series affected by such supplemental indenture:

(1) reduce the percentage of Outstanding Securities necessary to modify or amend this Indenture, to waive compliance with certain provisions of this Indenture or certain defaults and their consequences provided in this Indenture, or to reduce the quorum or change voting requirements set forth in this Indenture;

(2) reduce the rate of, or change or have the effect of changing the time for payment of Interest, including Defaulted Interest, on any Security;

(3) reduce the principal amount of, or change or have the effect of changing the Stated Maturity of any Security, or adversely change the date on which any Security may be subject to redemption or reduce the Redemption Price therefor;

(4) make any Security payable in currency other than that stated in such Security or change the place of payment of any Security from that stated in such Security or in this Indenture;

(5) make any change in provisions of this Indenture protecting the right of each Holder of a Security to receive payment of principal of and Interest on such Security on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders holding a majority in principal amount of the Outstanding Securities to waive defaults or Events of Default;

(6) make any change to or modify the ranking of any Security that would adversely affect the Holders of such Security; or

(7) modify any of this Section 902 or any of the second paragraph of Section 507, except to increase the required percentage to effect the action or to provide that certain other provisions may not be modified or waived without the consent of the Holders of each of the Outstanding Securities affected thereby.

Upon the written request of the Company, accompanied by Board Resolutions authorizing the execution of any supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders of Securities as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

It shall not be necessary for the consent of the Holders of Securities under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

SECTION 903. EFFECT OF SUPPLEMENTAL INDENTURE.

Any supplemental indenture executed pursuant to the provisions of this Article 9 shall comply with the Trust Indenture Act, as then in effect; provided that this Section 903 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time, if ever, such qualification is in fact required under the terms of the Trust Indenture Act or this Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time, if ever, such qualification is in fact required under the terms of the Trust Indenture Act or this Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 9, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 904. NOTATION ON SECURITIES.

Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 9 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company’s expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 611) and delivered in exchange for the Securities then Outstanding, upon surrender of such Securities then Outstanding.

SECTION 905. EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TO TRUSTEE.

Prior to entering into any supplemental indenture pursuant to this Article 9, the Trustee shall be provided with an Officer’s Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

ARTICLE 10

COVENANTS

SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST.

The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay or cause to be paid when due the principal of, premium, if any, and interest payable in respect of the Securities of that series in accordance with the terms of such series of Securities and this Indenture. Principal of, premium, if any, and interest will be considered paid on the date due if the Trustee or Paying Agent, if other than the Company or a Subsidiary thereof, holds as of noon, New York City time, on the due date, money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal of, premium, if any, and interest on the Notes then due.

Notwithstanding anything to the contrary contained in this Indenture, the Company or the Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States or other domestic or foreign taxing authorities from principal or interest payments hereunder.

SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

The Company shall maintain in each Place of Payment for such series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands; provided that with respect to a Global Security, and except as may otherwise be specified for such Global Security as contemplated by Section 301, any payment, presentation, surrender or delivery effected pursuant to the applicable procedures of the Depositary for such Global Security shall be deemed to have been effected at the Place of Payment for such Global Security in accordance with the provisions of this Indenture.

The Company may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 301 with respect to a series of Securities, the Company hereby designates as a Place of Payment for each series of Securities the Corporate Trust Office, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent and as its agent to receive all such presentations, surrenders, notices and demands.

SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, and interest in respect of any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal of, premium, if any, and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of, premium, if any, and interest in respect of, any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal of, premium, if any, and interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal of, premium, if any, and interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent will:

(1) hold all sums held by it for the payment of the principal of, premium, if any, and interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any such payment of principal of, premium, if any, and interest on the Securities of that series; and

(3) at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Securities of that series.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by delivery of a Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, and interest in respect of, any Security of any such series and remaining unclaimed for two years after such principal of, premium, if any, and interest have become due and payable shall be paid to the Company upon Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment of such principal of, premium, if any, and interest in respect of, such Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 1004. EXISTENCE.

Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate (or equivalent) existence.

SECTION 1005. STATEMENT AS TO COMPLIANCE.

The Company will deliver to the Trustee, within 120 days after the end of each of its fiscal years ending after the date hereof, an Officer’s Certificate, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which the signer thereof may have knowledge.

SECTION 1006. WAIVER OF CERTAIN COVENANTS.

Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant pursuant to Sections 301(15), 901(2) or 901(7), Article 8 or Sections 1004 or 1005 for the benefit of the Holders of such series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

ARTICLE 11

REDEMPTION OF SECURITIES

SECTION 1101. APPLICABILITY OF ARTICLE.

Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article 11.

SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

The election of the Company to redeem any Securities shall be established in or pursuant to a Board Resolution or an Officer’s Certificate or in another manner specified as contemplated by Section 301 for such Securities.

Except as otherwise established in or pursuant to a Board Resolution or an Officer’s Certificate or in another manner specified as contemplated by Section 301 for such Securities, in case of any redemption at the election of the Company of the Securities of any series (including any such redemption affecting only a single Security), the Company shall, not less than 10 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction or condition.

SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

Except as otherwise established in or pursuant to a Board Resolution or an Officer’s Certificate or in another manner specified as contemplated by Section 301 for such Securities, if less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which complies with any securities exchange or other applicable procedures of the Depositary; provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

The provisions of the three preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

SECTION 1104. NOTICE OF REDEMPTION.

Except as otherwise established in or pursuant to a Board Resolution or an Officer’s Certificate or in another manner specified as contemplated by Section 301 for such Securities, notice of redemption shall be given by first-class mail, postage prepaid, mailed or otherwise in accordance with the Applicable Procedures not less than 10 nor more than 60 days prior to the Redemption Date (or within such period as otherwise specified as contemplated by Section 301 for the relevant Securities), to each Holder of Securities to be redeemed, at such Holder’s address appearing in the Security Register.

Except as otherwise established in or pursuant to a Board Resolution or an Officer’s Certificate or in another manner specified as contemplated by Section 301 for such Securities, all notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers, if any) and shall state:

(1) the Redemption Date;

(2) the Redemption Price (or the method of calculating such price);

(3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;

(4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

(5) the place or places where each such Security is to be surrendered for payment of the Redemption Price;

(6) that the redemption is for a sinking fund, if such is the case;

(7) for any Securities that by their terms may be converted, the terms of conversion, the date on which the right to convert the Security to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion; and

(8) any conditions precedent described in the second paragraph below.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request (which may be rescinded or revoked at any time prior to the time at which the Trustee shall have given such notice to the Holders), by the Trustee in the name and at the expense of the Company. The notice, if sent in the manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or otherwise in accordance with the Applicable Procedures or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Securities.

Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions precedent included at the Company’s discretion shall be satisfied (or waived by the Company) or the Redemption Date may not occur and such notice may be rescinded if all such conditions precedent included at the Company’s discretion shall not have been satisfied (or waived by the Company). In addition, such notice may provide that payment of the Redemption Price and performance of the Company’s obligations with respect to such redemption may be performed by another person.

SECTION 1105. DEPOSIT OF REDEMPTION PRICE.

Except as otherwise established in or pursuant to a Board Resolution or an Officer’s Certificate or in another manner specified as contemplated by Section 301 for such Securities, on or prior to Noon, New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date or the Securities of the series provide otherwise) accrued interest on, all the Securities that are to be redeemed on that date, other than Securities or portions of Securities called for redemption that are owned by the Company or a Subsidiary and have been delivered by the Company or such Subsidiary to the Trustee for cancellation. All money, if any, earned on funds held by the Paying Agent shall be remitted to the Company. In addition, the Paying Agent shall promptly return to the Company any money deposited with the Paying Agent by the Company in excess of the amounts necessary to pay the Redemption Price of, and accrued interest, if any, on, all Securities to be redeemed.

If any Security called for redemption is converted into shares of common stock or other securities of the Company in compliance with the terms of such Security, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307 or in the terms of such Security) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at a redemption price therein specified (the “Redemption Price”) in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; and provided however that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any shall, until paid, bear interest from the Redemption Date at the rate borne by or provided in, as the case may be, the Security.

SECTION 1107. SECURITIES REDEEMED IN PART.

Any Security that is to be redeemed only in part (pursuant to the provisions of this Article 11 or of Article 12) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities of the same series of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, the Company shall execute and the Trustee shall authenticate and deliver to the Depositary, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

ARTICLE 12

SINKING FUNDS

SECTION 1201. APPLICABILITY OF ARTICLE.

The provisions of this Article 12 shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

The Company may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series, (1) deliver Outstanding Securities of such series (other than any previously called for redemption) and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities, or which have otherwise been acquired by the Company; provided, however, that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND.

Not less than 45 days prior to each sinking fund payment date for Securities of any series, the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officer’s Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE 13

REPAYMENT AT THE OPTION OF HOLDERS

SECTION 1301. APPLICABILITY OF ARTICLE.

Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the applicable terms, if any, of such Securities and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article 13.

SECTION 1302. REPAYMENT OF SECURITIES.

Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or prior to the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of such series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

SECTION 1303. EXERCISE OF OPTION.

Securities of any series subject to repayment at the option of the Holders thereof will contain an “Option to Elect Repayment” form on the reverse of such Securities. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise or the repayment option by the Holder shall be irrevocable unless waived by the Company.

SECTION 1304. WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE.

If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article 13 and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for repayment in accordance with such provisions, the principal amount of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; and provided however that installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 307.

If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest borne by or provided in, as the case may be, such Security.

SECTION 1305. SECURITIES REPAID IN PART.

Upon surrender of any Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

ARTICLE 14

MEETINGS OF HOLDERS OF SECURITIES

SECTION 1401. PURPOSE FOR WHICH MEETINGS MAY BE CALLED.

A meeting of Holders of Securities of any particular series may be called at any time and from time to time pursuant to this Article 14 to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1402. CALL, NOTICE AND PLACE OF MEETINGS.

(1) The Trustee may at any time call a meeting of Holders of Securities of any particular series for any purpose specified in Section 1401, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Holders of Securities of any particular series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

(2) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in principal amount of the Outstanding Securities of any particular series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Clause (1) of this Section 1402.

SECTION 1403. PERSONS ENTITLED TO VOTE AT MEETINGS.

To be entitled to vote at any meeting of Holders of Securities of any particular series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any particular series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1404. QUORUM; ACTION.

The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in aggregate principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum with respect to such matter. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at the reconvening of any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting adjourned or further adjourned for lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the then Outstanding Securities of such series shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(2), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

Any resolution passed or decision taken at any meeting of Holders of Securities of particular any series duly held in accordance with this Section 1404 shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

Notwithstanding the foregoing provisions of this Section 1404, if any action is to be taken at a meeting of Holders of Securities of any particular series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of such series and one or more additional series:

(1) there shall be no minimum quorum requirement for such meeting and

(2) the aggregate principal amount of the Outstanding Securities of all such series that are entitled to vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

SECTION 1405. DETERMINATION OF VOTING RIGHTS, CONDUCT AND ADJOURNMENT OF MEETINGS.

(1) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspector of elections, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

(2) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(2), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

(3) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

(4) Any meeting of Holders of Securities of any particular series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

SECTION 1406. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

The vote upon any resolution submitted to any meeting of Holders of Securities of any particular series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any particular series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

EQUIFAX INC.

By:
Name:	M. Gabe Bonfield
Title:	Senior Vice President and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title: